Credit Suisse First Boston, Asset Finance Group
GMAC - RFC Home Equity Portfolio- RS6
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Table of Contents

  Summary- Aggregate
  Summary-Group I
  Summary- Group II
  Documentation
  LTYPE
  FICO
  Outstanding Principal Balance
  Lien Position
  LTV
  CLTV
  Coupon-ARM
  Coupon-Fixed Rate

1. Summary- Aggregate

WA FICO: 662
FICO stdev: 59.57
FICO 500%: 0.00
FICO 560%: 3.56
FICO not available %: 0.14
10th Percentile FICO: 585
90th Percentile FICO: 741
Wtd Avg LTV(2): 88.57
LTV(2) 80%: 61.87
SS CLTV: 92.13
% With Silent 2nds: 19.89
10th Percentile LTV(2): 80.00
90th Percentile LTV(2): 100.00
Full Doc %: 63.32
Loan Bal avg: 167,567.13
Wtd Avg DTI: 37.88
DTI 45%: 31.41
Purch %: 56.93
Cash Out %: 18.71
Fixed %: 15.94
3 yr ARM = %: 17.72
WAC: 6.995
WAC stdev: 1.23
1st Lien %: 98.68
% with MI: 10.40
CA%: 15.44
Single Family %: 71.42
Invt Prop: 15.59
MH%: 0.02
IO%: 29.84
2 Yr IO%: 2.44
IO non-Full Doc %: 14.01
2-4 Fam %: 7.51
Prim Occ %: 82.59
$100K Bal %: 12.92 2-yr Prepay Penalty %: 41.85

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2. Summary-Group I

WA FICO: 665 FICO stdev: 57.59 FICO 500%: 0.00 FICO 560%: 2.88 FICO not available %: 0.13 10th Percentile FICO: 589 90th Percentile FICO: 737 Wtd Avg LTV: 87.52 LTV 80%: 56.84 SS CLTV: 91.68 % With Silent 2nds: 23.48 10th Percentile LTV: 80.00 90th Percentile CLTV: 100.00 Full Doc %: 52.97 Loan Bal avg: 213,393.61 Wtd Avg DTI: 36.03 DTI 45%: 30.06 Purch %: 65.90 Cash Out %: 18.15 Fixed %: 16.84 3 yr ARM = %: 16.26 WAC: 6.865 WAC stdev: 1.22 1st Lien %: 98.92 % with MI: 11.36 CA%: 20.60 Single Family %: 69.36 Invt Prop: 9.91 MH%: 0.02 IO%: 32.52 2 Yr IO%: 2.83 IO non-Full Doc %: 18.30 2-4 Fam %: 6.96 Prim Occ %: 88.14 $100K Bal %: 7.48 2-yr Prepay Penalty %: 40.27

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3. Summary- Group II

WA FICO: 659 FICO stdev: 61.07 FICO 500%: 0.00 FICO 560%: 4.42 FICO not available %: 0.14 10th Percentile FICO: 583 90th Percentile FICO: 744 Wtd Avg LTV: 89.89 LTV 80%: 68.18 SS CLTV: 92.69 % With Silent 2nds: 15.38 10th Percentile LTV: 80.00 90th Percentile CLTV: 100.00 Full Doc %: 76.33 Loan Bal avg: 131,951.35 Wtd Avg DTI: 40.20 DTI 45%: 33.10 Purch %: 45.65 Cash Out %: 19.40 Fixed %: 14.81 3 yr ARM = %: 19.55 WAC: 7.159 WAC stdev: 1.23 1st Lien %: 98.38 % with MI: 9.20 CA%: 8.95 Single Family %: 74.01 Invt Prop: 22.74 MH%: 0.02 IO%: 26.48 2 Yr IO%: 1.96 IO non-Full Doc %: 8.62 2-4 Fam %: 8.21 Prim Occ %: 75.62 $100K Bal %: 19.77 2-yr Prepay Penalty %: 43.85

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4. Documentation

Documentation	WA Simple LTV(1)	WA LTV(2)	WA SS CLTV(3)	WA FICO	WAC	Bal.	% Bal.	Purch %	Invt Prop%	1st Lien %	% with S.2nds	CA%	Full Doc %	IO %	Wtd Avg DTI	DTI % 45	% with MI
Full Documentation	90.03	91.21	94.32	652	7.118	745,600,501.66	63.32	54.33	13.48	98.52	16.74	10.19	100.00	25.01	41.30	37.94	8.32
Non Full Documentation	83.18	84.02	88.34	681	6.783	431,893,724.29	36.68	61.41	19.24	98.95	25.33	24.50	0.00	38.20	31.98	20.14	13.99
Total:87.52	88.57	92.13	662	6.995	1,177,494,225.95	100.00	56.93	15.59	98.68	19.89	15.44	63.32	29.84	37.88	31.41	10.40

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5. LTYPE

LTYPE	WA Simple LTV(1)	WA LTV(2)	WA SS CLTV(3)	WA FICO	WAC	Bal.	% Bal.	Purch %	Invt Prop%	1st Lien %	% with S.2nds	CA%	Full Doc %	IO %	Wtd Avg DTI	DTI % 45	% with MI
2-YR IO	79.91	79.91	88.98	691	6.621	28,750,601.89	2.44	73.18	34.47	100.00	52.50	26.27	25.38	100.00	35.12	18.28	11.40
Non-IO	88.96	90.46	92.56	656	7.228	826,073,666.38	70.16	56.37	14.43	98.12	11.40	9.22	67.69	0.00	38.82	33.52	9.26
Other- IO	84.51	84.51	91.30	677	6.433	322,669,957.68	27.40	56.90	16.89	100.00	38.72	30.40	55.52	100.00	35.71	27.16	13.23
Total:87.52	88.57	92.13	662	6.995	1,177,494,225.95	100.00	56.93	15.59	98.68	19.89	15.44	63.32	29.84	37.88	31.41	10.40

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6. FICO

FICO	WA Simple LTV(1)	WA LTV(2)	WA SS CLTV(3)	WA FICO	WAC	Bal.	% Bal.	Purch %	Invt Prop%	1st Lien %	% with S.2nds	CA%	Full Doc %	IO %	Wtd Avg DTI	DTI % 45	% with MI
0 - 559	81.25	81.29	81.95	542	7.728	41,528,652.63	3.53	21.68	0.49	99.94	6.50	7.93	92.81	4.95	40.53	36.67	0.51
560 - 599	85.48	86.71	89.02	583	7.618	120,915,782.20	10.27	37.35	1.36	98.44	12.65	11.27	86.33	4.57	41.31	40.04	0.54
600 - 639	88.16	89.70	93.37	621	7.313	269,289,071.11	22.87	50.51	2.87	98.06	19.57	12.81	75.70	26.18	40.12	37.50	3.47
640 - 679	86.86	88.22	93.00	659	6.770	295,333,628.87	25.08	55.41	8.27	98.28	25.80	19.35	58.64	38.90	38.12	30.48	11.54
680 =	88.70	89.30	92.58	721	6.719	450,427,091.14	38.25	70.25	33.21	99.25	19.38	16.26	50.10	35.18	35.22	25.57	17.35
Total:87.52	88.57	92.13	662	6.995	1,177,494,225.95	100.00	56.93	15.59	98.68	19.89	15.44	63.32	29.84	37.88	31.41	10.40

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7. Outstanding Principal Balance

Outstanding Principal Balance	WA Simple LTV(1)	WA LTV(2)	WA SS CLTV(3)	WA FICO	WAC	Bal.	% Bal.	Purch %	Invt Prop%	1st Lien %	% with S.2nds	CA%	Full Doc %	IO %	Wtd Avg DTI	DTI % 45	% with MI
less than equal to 79,999.99	80.91	93.64	95.41	656	8.184	80,362,929.61	6.82	73.05	24.80	83.99	9.76	2.61	79.68	3.24	37.33	25.61	10.95
80,000.00 - 99,999.99	90.60	92.37	94.83	656	7.665	71,789,000.92	6.10	68.31	24.96	97.78	13.34	1.11	80.21	7.38	37.81	27.68	11.24
100,000.00 =	87.82	87.91	91.68	663	6.855	1,025,342,295.42	87.08	54.86	14.22	99.89	21.14	17.45	60.86	33.50	37.93	32.12	10.30
Total:87.52	88.57	92.13	662	6.995	1,177,494,225.95	100.00	56.93	15.59	98.68	19.89	15.44	63.32	29.84	37.88	31.41	10.40

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8. Lien Position

Lien Position	WA Simple LTV(1)	WA LTV(2)	WA SS CLTV(3)	WA FICO	WAC	Bal.	% Bal.	Purch %	Invt Prop%	1st Lien %	% with S.2nds	CA%	Full Doc %	IO %	Wtd Avg DTI	DTI % 45	% with MI
First Lien	88.43	88.43	92.03	663	6.957	1,161,942,565.79	98.68	56.76	15.80	100.00	20.16	15.35	63.22	30.24	37.80	31.20	10.54
Second Lien	19.78	99.30	99.30	648	9.870	15,551,660.16	1.32	69.32	0.00	0.00	0.00	22.00	70.78	0.00	43.44	47.07	0.00
Total:87.52	88.57	92.13	662	6.995	1,177,494,225.95	100.00	56.93	15.59	98.68	19.89	15.44	63.32	29.84	37.88	31.41	10.40

Assumptions: SS CLTV includes silent seconds and piggybacks LTV refers to loan to value for first lien and cumulative loan to value for second lien

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9. LTV

LTV	WA Simple LTV(1)	WA LTV(2)	WA SS CLTV(3)	WA FICO	WAC	Bal.	% Bal.	Purch %	Invt Prop%	1st Lien %	% with S.2nds	CA%	Full Doc %	IO %	Wtd Avg DTI	DTI % 45	% with MI
80.00	77.15	77.16	86.30	664	6.367	449,022,139.45	38.13	55.34	17.54	99.99	50.30	28.26	44.87	48.09	36.05	27.67	0.00
80.01 - 85.00	84.62	84.62	85.23	640	6.788	68,830,378.43	5.85	28.15	19.06	100.00	4.51	13.15	51.86	27.86	36.53	25.39	26.00
85.01 - 90.00	89.67	89.76	90.03	636	7.012	136,947,187.25	11.63	30.13	8.18	99.88	3.30	11.32	63.20	27.33	36.60	32.64	20.75
90.01 - 95.00	94.30	94.82	94.85	657	7.347	137,093,062.25	11.64	53.83	12.31	99.32	0.52	9.71	62.48	29.48	37.07	33.31	24.91
95.01 - 100.00	96.84	99.88	99.88	676	7.648	379,314,787.90	32.21	74.59	16.78	96.20	0.00	4.43	86.99	10.14	41.03	35.86	11.02
100.01 =	102.84	102.84	102.84	712	6.741	6,286,670.67	0.53	70.97	0.00	100.00	0.00	4.07	100.00	0.00	39.10	27.38	3.47
Total:87.52	88.57	92.13	662	6.995	1,177,494,225.95	100.00	56.93	15.59	98.68	19.89	15.44	63.32	29.84	37.88	31.41	10.40

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10. CLTV

CLTV	WA Simple LTV(1)	WA LTV(2)	WA SS CLTV(3)	WA FICO	WAC	Bal.	% Bal.	Purch %	Invt Prop%	1st Lien %	% with S.2nds	CA%	Full Doc %	IO %	Wtd Avg DTI	DTI % 45	% with MI
less than equal to 80.00	74.90	74.92	75.16	662	6.365	230,977,053.64	19.62	35.80	26.66	99.98	3.39	27.48	37.11	36.71	32.56	21.40	0.00
80.01 - 85.00	84.36	84.36	84.62	642	6.767	67,829,616.08	5.76	27.33	19.21	100.00	3.10	13.72	50.19	29.63	36.27	24.42	25.46
85.01 - 90.00	87.64	87.72	89.73	648	6.871	160,391,650.70	13.62	37.11	14.32	99.90	17.43	17.75	55.88	37.43	35.80	27.48	17.56
90.01 - 95.00	92.53	92.98	94.82	657	7.262	156,872,747.75	13.32	56.00	11.33	99.41	13.07	10.65	59.46	31.95	36.86	33.70	21.37
95.01 - 100.00	91.56	93.63	99.90	670	7.251	553,664,346.39	47.02	75.12	12.31	97.40	31.49	11.45	78.79	24.40	41.17	37.05	7.80
100.01 =	99.06	99.06	103.00	710	6.700	7,758,811.39	0.66	74.40	1.15	100.00	18.97	6.17	86.34	16.27	38.64	22.81	3.96
Total:87.52	88.57	92.13	662	6.995	1,177,494,225.95	100.00	56.93	15.59	98.68	19.89	15.44	63.32	29.84	37.88	31.41	10.40

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11. Coupon-ARM

Coupon-ARM	WA Simple LTV(1)	WA LTV(2)	WA SS CLTV(3)	WA FICO	WAC	Bal.	% Bal.	Purch %	Invt Prop%	1st Lien %	% with S.2nds	CA%	Full Doc %	IO %	Wtd Avg DTI	DTI % 45	% with MI
8.00	86.54	86.54	91.11	666	6.647	855,003,969.10	86.38	53.16	16.62	100.00	25.48	19.31	60.07	38.15	37.79	30.63	6.88
8.01 - 9.00	96.04	96.04	96.37	618	8.509	106,010,073.66	10.71	67.67	9.67	100.00	2.43	2.17	80.80	4.58	41.14	37.82	0.00
9.01 - 10.00	96.80	96.80	96.92	598	9.520	25,767,039.62	2.60	79.60	4.04	100.00	2.37	2.04	82.80	1.45	41.59	33.62	0.00
10.01 - 11.00	95.90	95.90	95.90	586	10.447	2,873,767.85	0.29	87.89	0.00	100.00	0.00	0.00	63.27	0.00	43.44	66.45	0.00
11.01 - 12.00	89.89	89.89	89.89	545	11.385	153,285.04	0.02	100.00	0.00	100.00	0.00	0.00	100.00	0.00	45.04	67.39	0.00
Total:87.85	87.85	91.84	659	6.933	989,808,135.27	100.00	55.51	15.50	100.00	22.33	16.97	62.90	33.48	38.26	31.59	5.94

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12. Coupon-Fixed Rate

Coupon-Fixed Rate	WA Simple LTV(1)	WA LTV(2)	WA SS CLTV(3)	WA FICO	WAC	Bal.	% Bal.	Purch %	Invt Prop%	1st Lien %	% with S.2nds	CA%	Full Doc %	IO %	Wtd Avg DTI	DTI % 45	% with MI
8.00	90.62	90.66	92.32	685	6.716	140,669,387.27	74.95	61.91	10.70	99.95	9.02	6.76	63.35	11.61	35.76	30.58	41.19
8.01 - 9.00	90.11	96.62	96.74	686	8.571	26,177,741.62	13.95	71.88	44.29	91.83	1.26	5.56	71.90	12.74	32.27	23.37	20.21
9.01 - 10.00	58.87	98.39	98.51	668	9.442	13,768,615.37	7.34	74.30	26.10	50.27	0.92	14.77	71.49	2.46	39.76	33.81	2.94
10.01 - 11.00	26.18	99.45	99.45	619	10.535	6,239,780.34	3.32	68.13	0.00	8.00	0.00	13.59	73.84	0.00	43.43	48.21	0.00
11.01 - 12.00	26.62	98.25	98.25	602	11.290	830,566.08	0.44	59.70	0.00	9.14	0.00	0.00	74.59	0.00	43.32	48.06	0.00
Total:85.80	92.39	93.65	682	7.322	187,686,090.68	100.00	64.41	16.11	91.71	7.00	7.38	65.54	10.66	35.85	30.47	33.91

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Jun 22, 2005 11:17 NY, NY 10010

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